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                           BNY Hamilton Funds, Inc.

                        Supplement dated April 2, 2008
  To BNY Hamilton Fixed Income Funds Prospectus--Class A and Investor Shares
                             dated April 30, 2007

As of March 23, 2008, the BNY Hamilton Core Bond Fund and BNY Hamilton Intermediate Government Fund each began declaring dividends of net investment income monthly rather than declaring such dividends daily. In connection with this action, the following change is made to the prospectus referenced above:

1. The third sentence of the first paragraph in the section entitled "Distributions and Tax Considerations" is deleted and replaced with the following:

The Intermediate Tax-Exempt Fund, Intermediate New York Tax-Exempt Fund, U.S. Bond Market Index Fund, Enhanced Income Fund and High Yield Fund each declare dividends of net investment income daily, and the Intermediate Government Fund and Core Bond Fund each declare dividends of net investment income monthly.

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                           BNY Hamilton Funds, Inc.

                        Supplement dated April 2, 2008
            To BNY Hamilton Funds Prospectus--Institutional Shares
                             dated April 30, 2007

As of March 23, 2008, the BNY Hamilton Core Bond Fund and BNY Hamilton Intermediate Government Fund each began declaring dividends of net investment income monthly rather than declaring such dividends daily. In connection with this action, the following change is made to the prospectus referenced above:

1. The third sentence of the second paragraph in the section entitled "Distributions and Tax Considerations" is deleted and replaced with the following:

With respect to the Fixed Income Funds, the Intermediate Tax-Exempt Fund, Intermediate New York Tax-Exempt Fund, U.S. Bond Market Index Fund, Enhanced Income Fund and High Yield Fund each declare dividends of net investment income daily, and the Intermediate Government Fund and Core Bond Fund each declare dividends of net investment income monthly.